EXHIBIT 10.6

                               AMENDMENT NO. 6 TO
                           LOAN AND SECURITY AGREEMENT


         THIS AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT ("Amendment") is made and entered into as of March 26, 2007 by and between ELECTROGLAS, INC., a Delaware corporation ("Borrower"), and COMERICA BANK ("Bank").

                                    RECITALS

         A. Borrower and Bank have entered into that certain Loan and Security Agreement dated as of July 16, 2004, as amended by Amendment No. 1 to Loan and Security Agreement dated as of January 24, 2005, Amendment No. 2 to Loan and
Security  Agreement  dated  as of July  13,  2005,  Amendment  No. 3 to Loan and
Security  Agreement  dated as of April  25,  2006,  Amendment  No. 4 to Loan and
Security Agreement dated as of September 6, 2006, and Amendment No. 5 to Loan and Security Agreement dated as of January 22, 2007 (collectively, the "Loan Agreement") pursuant to which Bank has agreed to extend and make available to Borrower certain credit facilities.

         B. Borrower desires that Bank amend the Loan Agreement upon the terms and conditions more fully set forth herein.

         C. Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank is willing to so amend the Loan Agreement.

         D. This Amendment, the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), together with all other documents entered into or delivered pursuant to any of the foregoing, in each case as originally executed or as the same may from time to time be modified, amended, supplemented, restated or superseded, are hereinafter collectively referred to as the "Loan Documents."

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Borrower and Bank hereby agree to amend the Loan Agreement as follows:

                  1. Definitions. Unless otherwise defined herein, all terms defined in the Loan Agreement have the same meaning when used herein.

                  2.  Amendments to Loan Agreement.

                      a. Section 5 of the Loan Agreement is hereby amended by adding the following new Sections 5.13 and 5.14 to the end thereof:

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                  "5.13  Equipment.

                  (a) Borrower represents and warrants to Bank and agrees that all of the Equipment owned by Borrower is and will be used or held for use in Borrower's business (other than obsolete Equipment), and is and will be fit for such purposes. Borrower shall keep and maintain its Equipment in good operating condition and repair (ordinary wear and tear excepted) and shall make all necessary replacements thereof.

                  (b) Borrower will not, without the Bank's prior written consent, alter or remove any identifying symbol or number on any of Borrower's Equipment constituting Collateral.

                  5.14 Documents, Instruments, and Chattel Paper. Borrower represents and warrants to Bank that all documents, instruments, and chattel paper describing, evidencing, or constituting Collateral, and all signatures and endorsements thereon, are and will be valid and genuine in all material respects."

                         b.  Section 6.6 of the Loan Agreement is hereby amended
and restated in its entirety to read as follows:

                  "6.6 Operating and Money Market Account. Borrower shall maintain an operating account and a money market account with Bank. In addition to all other accounts required to be kept with Bank, Borrower shall maintain a blocked money market account with Bank in the amount of not less than $8,750,000 which shall be funded from the proceeds of the Subordinated Debt described in clause (ii) of the definition thereof and held by Bank pursuant to irrevocable instructions that such funds may be disbursed only for the purpose of paying in full the Subordinated Debt referred to in clause (i) of the definition of Subordinated Debt."

                         c.  Section 6 is hereby amended by adding the following
new Section 6.10 and 6.11 to the end thereof:

                  "6.10 Collateral Reporting. After the occurrence and during the continuance of an Event of Default, Borrower shall provide Bank with such reports as to the Collateral as the Bank shall reasonably request from time to time; together, in each case, with a certificate executed by an officer of Borrower thereof certifying as to the accuracy and completeness of the foregoing.

                  6.11 Additional Security Documents. If any Subsidiary of Borrower is formed under the laws of the United States or any state of the United States and becomes a Significant Subsidiary, then such Subsidiary shall
(a) execute a Guaranty in similar form to the Guaranty dated as of the date hereof between Electroglas International, Inc., a Delaware corporation, and Bank, and (b) execute a Third Party Security Agreement in similar form to the Third Party Security Agreement dated as of the date hereof between Electroglas International, Inc., a Delaware corporation, and Bank, all in form and substance satisfactory to Bank."

                         d.  Section 7.3 of the Loan Agreement is hereby amended
and restated in its entirety to read as follows:

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                  "7.3   Mergers  or  Acquisitions.  Merge  or  consolidate,  or
permit any of its Subsidiaries to merge or consolidate, with or into any other business organization (other than mergers or consolidations of a Subsidiary into another Subsidiary or into Borrower), or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person except where (i) any such acquisition is (A) of a foreign Subsidiary and the aggregate amount expended by Borrower and its Subsidiaries to acquire foreign Subsidiaries from and after March 26, 2007 does not exceed $5,000,000 outstanding at any time, (B) of a domestic Subsidiary which becomes a guarantor and executes security documentation in the forms referenced in Section 6.11, or (C) is less than $1,000,000 in the aggregate outstanding at any time, provided, however, that the total of all such acquisitions described in clauses (A), (B) and (C) in any fiscal year does not exceed $5,000,000 during any fiscal year, (ii) no Event of Default has occurred, is continuing or would exist after giving effect to such transactions, (iii) such transactions do not result in a Change in Control, and (iv) in the case of a merger, Borrower is the surviving entity."

                         e.  Section 7.6 of the Loan Agreement is hereby amended
and restated in its entirety to read as follows:

                  "7.6   Distributions.

                  (a) Declare, set aside or pay a dividend or make a distribution in respect of any capital stock, shares of any class of capital stock of Borrower, any evidences of Borrower's indebtedness or any other assets of Borrower or any of its Subsidiaries (including securities); or

                  (b) Make a tender offer for, or repurchase, redeem or acquire all or any portion of the outstanding capital stock of Borrower or any of its Subsidiaries, excluding repurchases of capital stock from employees or former employees of Borrower not in excess of an aggregate amount of $50,000 in any fiscal year.

Notwithstanding the foregoing, any Subsidiary may declare, set aside or pay any dividends or make any other distributions in respect of any of its capital stock that is held by Borrower or any Subsidiary."

                         f.  Section 7.9 of the Loan Agreement is hereby amended
and restated in its entirety to read as follows:

                  "7.9 Subordinated Debt. Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt and except (i) for the conversion of Subordinated Debt into equity securities of Borrower and (ii) before June 30, 2007, Borrower may prepay or pay principal and accrued interest on Borrower's 5.25% Convertible Subordinated Notes due 2007 issued pursuant to the Indenture dated as of June 21, 2002 by and between Borrower, as issuer, and The Bank of New York, as trustee, in full, but not to exceed $8,750,000 in the aggregate amount, out of the proceeds of the Subordinated Debt referred to in clause (ii) of the definition of Subordinated Debt so long as before and after giving effect thereto no Event of Default exists."

                         g.  The definition of "Permitted Investment"  contained
in Exhibit A to the Loan Agreement is hereby amended (i) by deleting the "and" at the end of clause (h); (ii) by deleting the period at the end of clause (i) and substituting "; and" therefor; and (iii) adding clause (j) to read as follows:

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                  "(j)   Investments consisting of cash deposited  in  a  demand
deposit, money market or other accounts with Bank."

                         h.  The  definition of "Permitted  Lien"  contained  in
Exhibit A to the Loan Agreement is hereby amended (i) by deleting the "and" at the end of clause (i); (ii) by deleting the period at the end of clause (j) and substituting "; and" therefor; and (iii) adding clause (k) to read as follows:

                  "(k)   Liens  arising  under  or  granted   pursuant  to  that
Security Agreement dated as of March 26, 2007 by and between Borrower and The Bank of New York Trust Company, N.A. as in effect on the date hereof."

                         i.  The   definition  of  "Significant  Subsidiary"  is
hereby added to Exhibit A of the Loan Agreement to read as follows:

                  "'Significant Subsidiary' means, with respect to any Person, a Subsidiary of such Person that would constitute a "significant subsidiary" as such term is defined under Rule 1-02 of Regulation S-X of the Securities and Exchange Commission."

                         j.  The definition of "Subordinated Debt" contained  in
Exhibit A to the Loan Agreement is hereby amended and restated to read as follows:

                  "`Subordinated Debt' means any debt incurred by Borrower that is subordinated in writing to the debt owing by Borrower to Bank on terms reasonably acceptable to Bank (and identified as being such by Borrower and Bank). Borrower and Bank hereby identify as "Subordinated Debt" Borrower's (i) 5.25% Convertible Subordinated Notes due 2007 in the aggregate principal amount not to exceed $35,500,000 issued pursuant to the Indenture dated as of June 21, 2002 by and between Borrower, as issuer, and The Bank of New York, as trustee, and (ii) 6.25% Convertible Senior Subordinated Secured Notes due 2027 in the aggregate principal amount not to exceed $25,750,000 issued pursuant to the Indenture dated as of March 26, 2007 by and between Borrower, as issuer, and The Bank of New York Trust Company, N.A., as trustee. Borrower and Bank hereby designate the Obligations as "Designated Senior Debt" for purposes of the Indenture referred to in clause (i) and as "Senior Indebtedness" for purposes of the Indentures referred to herein."

                         k.  Exhibit  B  to  the  Loan   Agreement   (Collateral
Description Attachment to Loan and Security Agreement) is hereby deleted and replaced with Exhibit B in the form attached to this Amendment.

                  3. Ratification and Reaffirmation of Liens. Borrower hereby ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted pursuant to the Loan Documents, as collateral security for the Obligations, and acknowledge that all of such liens and security interests, and all Collateral heretofore pledged as security for the Obligations, continues to be and remains Collateral for the Obligations from and after the date hereof.

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                  4.  Representations  And Warranties.  Borrower  represents and warrants that its representations and warranties in the Loan Documents (as amended hereby) continue to be true and complete in all material respects as of the date hereof after giving effect to this Amendment (except to the extent such specifically relate to another date) and that the execution, delivery and performance of this Amendment are duly authorized, do not require the consent or approval of any governmental body or regulatory authority and are not in contravention of or in conflict with any law or regulation or any term or provision of any other agreement entered into by Borrower. Borrower further represents and warrants that, as of the date hereof after giving effect to this Amendment, no Event of Default has occurred and is continuing.

                  5. Full Force And Effect; Entire Agreement. Except to the extent expressly provided in this Amendment, the terms and conditions of the Loan Agreement and the other Loan Documents shall remain in full force and effect. This Amendment and the other Loan Documents constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof. The parties hereto further agree that the Loan Documents comprise the entire agreement of the parties thereto and supersede any and all prior agreements, negotiations, correspondence, understandings and other communications between the parties thereto, whether written or oral respecting the extension of credit by Bank to Borrower and/or its affiliates. Except as expressly set forth herein, the execution, delivery and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power or remedy of Bank under the Loan Agreement or any other Loan Document as in effect prior to the date hereof.

                  6. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument. This Amendment is effective as of the date first above written; provided that, as a condition precedent to the effectiveness of this Amendment, (i) there shall have been no material adverse change in the business operations or condition (financial or otherwise) of Borrower and its Subsidiaries taken as a whole, no material impairment of the prospect of repayment of any portion of the Obligations owing to Bank, and no material impairment of the value or priority of the security interest in the Collateral and (ii) Bank shall have received, in form and substance satisfactory to Bank, the following:

                         (a)   this Amendment, duly executed by Borrower;

                         (b)   that Intercreditor  and  Subordination  Agreement
dated as of the date hereof by and among Bank, The Bank of New York, as trustee thereunder, and Borrower;

                         (c)   that  Intellectual  Property  Security  Agreement
dated as of the date hereof by and between Borrower and Bank;

                         (d)   that Guaranty dated as of the date hereof by  and
between Electroglas International, Inc. and Bank;

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

                         (e)   that Guarantor Security Agreement dated as of the
date hereof by and between Electroglas
International, Inc. and Bank;

                         (f)   such  documentation  as  Bank  shall  request  to
establish the blocked money market account referred to in Section 2a of this Amendment;

                         (g)   an executed copy of each of  the  Indenture,  the
Security Agreement and Intellectual Property Security Agreement, each dated as of March 26, 2007 by and between Borrower and The Bank of New York Trust Company, N.A., as trustee; and

                         (h)   such other  documents,  and  completion  of  such
other matters, as Bank may reasonably deem necessary or appropriate.



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


         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first written above.



                                          BORROWER:

                                          ELECTROGLAS, INC.

                                          By: /s/ Thomas E. Brunton
                                              ----------------------------------

                                          Title: Chief Financial Officer
                                                 -------------------------------



                                          BANK:

                                          COMERICA BANK

                                          By: /s/ Robert Shutt
                                              ----------------------------------

                                          Title: Senior Vice President
                                                 -------------------------------



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DEBTOR:                  ELECTROGLAS, INC.

SECURED PARTY:           COMERICA BANK

                                    EXHIBIT B

                      COLLATERAL DESCRIPTION ATTACHMENT TO
                           LOAN AND SECURITY AGREEMENT


         All personal property and real property and fixtures of Borrower (herein referred to as "Borrower" or "Debtor") whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

         (a) all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor's books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

         (b) all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, in the United States of America or in any foreign jurisdiction, obtained or to be obtained on or in connection with any of the foregoing, or any parts thereof or any underlying or component elements of any of the foregoing, together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of copyright;

         (c) all trademarks, service marks, trade names and service names and the goodwill associated therewith, together with the right to trademark and all rights to renew or extend such trademarks and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of trademark;

         (d) all (i) patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (ii) licenses pertaining to any patent whether Debtor is licensor or licensee, (iii) income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) right (but not the obligation) to sue in the name of Debtor and/or in the name of Secured Party for past, present and future infringements thereof,
(v) rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (vi) reissues, divisions, continuations, renewals, extensions and continuations-in-part with respect to any of the foregoing; and

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         (e) any and all cash  proceeds  and/or  noncash  proceeds of any of the foregoing, including, without limitation, insurance proceeds, all accounts and general intangibles that consist of rights to payment from the sale, licensing or disposition of all or any part of, or rights in, the Intellectual Property, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time.

         Notwithstanding the foregoing, the Collateral shall not include 35% of the capital stock of any foreign (non-U.S.) Subsidiary.



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